INVENTORY - Components of Inventory (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Inventory Disclosure [Abstract]
Raw materials	$ 58,261	$ 135,239
Work in process	48,011	54,556
Finished goods	67,545	68,333
Total	$ 173,817	$ 258,128